UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2012 (May 14, 2012)

WebXU, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-53095	26-0460511
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11999 San Vicente Blvd., Suite 400

Los Angeles, CA 90049

(Address of Principal Executive Offices)

(310) 807-1765

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 14, 2012, WebXU, Inc. (the “Company”) entered into a Letter Agreement with Evolved Technology, LLC, Ryan Poelman and PC Global Investments LLC (the “Letter Agreement”) pursuant to which Evolved Technology, LLC and Ryan Poelman agreed to modify and amend the Share Exchange Agreement dated as of the 14th day of November, 2011, as amended December 11, 2011, between the parties (the “Share Exchange Agreement”) in the following ways:

•	Within five business days of execution, the Company promised to pay $1,150,532 to Evolved Technology, LLC, part of which ($400,532) is in satisfaction of the Net Working Capital balance owed under the Share Exchange Agreement, and part of which ($750,000) was in partial satisfaction of the Company’s $5 million promissory note issued by the Company. The Company also agreed to issue 1.7 million shares of the Company’s common stock in satisfaction of the remaining balance of $4,250,000 owed on the Company’s $5 million promissory note.
•	Evolved Technology, LLC and Ryan Poelman agreed to cancel and return the Company’s $5 million promissory note as paid in full and have agreed also to an amendment of the Share Exchange Agreement deleting the provision for rescission.
•	Evolved Technology, LLC also agreed to enter into a Put/Call Option Agreement with the Company under which Evolved Technology, LLC could “put” certain shares to the Company and under which the Company could “call” certain shares from Evolved Technology, LLC.
•	The Company agreed to amend the provisions for payment of additional consideration based on the performance of Lot6 Media by starting the relevant measurement periods on June 1, 2012, rather than November 15, 2011 and by permitting the Company the option of providing common stock based on the volume weighted average price of the Company’s common stock on the trading market or bulletin board on which the Company’s stock is listed or quoted over the 10 trading days prior to issuing the stock (“Average VWAP”).

This Letter Agreement amends the Share Exchange Agreement entered into between the parties on November 14, 2011, as reported on November 16, 2011 on Form 8-K.

The foregoing summary of the terms of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD.

On May 14, 2012, WebXU, Inc. (the “Company”) entered into a Letter Agreement with Evolved Technology, LLC, Ryan Poelman and PC Global Investments LLC (the “Letter Agreement”) pursuant to which PC Global Investments LLC and Ryan Poelman (the “Threadpoint Owners”) entered into a binding letter agreement (“LOI”) for the sale of Thread Point Holding, LLC (and its subsidiaries, Threadpoint, LLC and Managed Media Holding, LLC and Managed Media Group, LLC) under the terms set forth below (the “Proposed Acquisition”) by June 15, 2012. This LOI is intended to replace the non-binding LOI executed by Threadpoint, LLC and Managed Media Group, LLC on January 8, 2012 which was reported on January 9, 2012 on Form 8-K:

•	At closing, the Company will pay PC Global Investments LLC the sum of $7 million and will provide 2 million shares of the Company’s common stock to PC Global Investments LLC. This replaces the previous agreement in the non-binding LOI to pay $12 million by issuing a 6-month note for $5 million, a 12-month note for $4 million, and an 18-month note for $3 million.
•	During the first 12 months following the closing, the Threadpoint Owners will receive an additional $5 million if the net income on a GAAP basis attributable to Threadpoint is at least $5 million for that period. During the second 12 months following the closing, the Threadpoint Owners will receive an additional $5 million if the net income on a GAAP basis attributable to Threadpoint is at least $5 million for that period.

Other material terms are as follows:

•	The Threadpoint Owners also agreed to enter into a Put/Call Option Agreement with the Company under which the Threadpoint Owners could “put” certain shares to the Company and under which the Company could “call” certain shares from the Threadpoint Owners.
•	The Threadpoint Owners will retire all of Threadpoint’s debt prior to the closing. The Company will not assume any of Threadpont’s pre-closing liabilities.
•	Each party is responsible for its own legal expenses associated with the acquisition.
•	Threadpoint must engage and pay for an independent audit of its business.
•	If Threadpoint is not a Delaware C-corporation, Threadpoint must, prior to closing, convert itself into a Delaware C-corporation at its own expense.
•	Key members of Threadpoint’s management will enter into employment agreements with the Company.

The Proposed Acquisition is subject to the execution and delivery by the Company and Threadpoint of a share exchange agreement substantially similar to the agreement attached to the LOI. The Company’s obligation to execute the definitive share exchange agreement is subject to the Company’s due diligence review of Threadpoint’s business and the absence of any material adverse change in Threadpoint’s business through the closing. The Threadpoint Owners’ obligation to execute a definitive share exchange agreement is subject to its due diligence with respect to the Company’s financial commitments.

The foregoing summary of the terms of the LOI is qualified in its entirety by reference to the full text of the LOI, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

We issued a press release on May 15, 2012 announcing the Letter Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1 is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The information set forth in this Current Report on Form 8-K and the attached Exhibit 99.1, includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Current Report on Form 8-K and the attached exhibit, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Company in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Company believes are appropriate under the circumstances. Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Company’s control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

10.1	Letter Agreement among WebXU, Inc., Evolved Technology, LLC, Ryan Poelman and PC Global Investments LLC dated May 14, 2012.
99.1	Press Release, dated May 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WebXU, Inc.

Date: May 16, 2012	By:	/s/ Matt Hill
Matt Hill
Chief Executive Officer